Page 1 of 10
--------------------------------------------------------------------------------
EXHIBIT 99
FOR IMMEDIATE RELEASE

ATTENTION: FINANCIAL AND BUSINESS EDITORS
--------------------------------------------------------------------------------


Contact:  Daryl R. Forsythe, CEO
          Michael J. Chewens, CFO
          NBT Bancorp Inc.
          52 South Broad Street
          Norwich, NY  13815
          607-337-6416



NBT BANCORP INC. ANNOUNCES FIRST QUARTER RESULTS AND DECLARES A 12% INCREASE IN
                             QUARTERLY CASH DIVIDEND

     NORWICH, NY (April 26, 2004) - NBT Bancorp Inc. (NBT) (NASDAQ: NBTB) today reported net income for the three months ended March 31, 2004, of $12.4 million, up $0.8 million from net income of $11.6 million reported for the same period in 2003. Net income per diluted share for the three months ended March 31, 2004, was $0.37, up $0.02 or 6% from the $0.35 per diluted share earned in the same period in 2003. Return on average assets and return on average equity were 1.23% and 15.73%, respectively, for the three months ended March 31, 2004, compared with 1.27% and 16.05%, respectively, for the same period in 2003.

     The results for the three months ended March 31, 2004 were driven primarily by strong growth in total noninterest income, which increased 19% or $1.7 million for the three months ended March 31, 2004 compared with the same period in 2003. Additionally, net interest income increased $1.1 million or 3% for the three months ended March 31, 2004 compared with the same period in 2003. Offsetting these increases in revenue was an increase in total noninterest expense of $1.3 million or 5% for the three months ended March 31, 2004, compared with the same period in 2003.

     In commenting on the results, NBT Chairman and CEO Daryl R. Forsythe stated, "I am extremely pleased with the sustained performance achieved by our team. In the two plus years, since the integration of Central National Bank, we have, despite the challenges of the historically low interest rate environment, consistently reported improving earnings driven by solid growth in the areas of loan production, noninterest income including our expanded offering of financial products and Trust services, and core deposits, as well as continued improvement in credit quality measures. The continued efficiencies and growth within existing and newer market areas served well positions the Company to deliver sustainable earnings growth, which should continue to enhance stockholder value into the forseeable future."

LOAN AND LEASE QUALITY AND PROVISION FOR LOAN AND LEASE LOSSES

     Nonperforming loans totaled $13.7 million at March 31, 2004, and represented 0.52% of total loans and leases, down from $14.8 million and 0.56% at December 31, 2003 and $18.4 million and 0.78% at March 31, 2003. Annualized net charge-offs to average loans for the three months ended March 31, 2004, were 0.22%, compared with the 0.17% annualized ratio for the three months ended March 31, 2003, and down from the year-to-date December 31, 2003 rate of 0.27%. The allowance for loan and lease losses as a percentage of total loans and leases was 1.64% at March 31, 2004 compared with 1.62% at December 31, 2003 and 1.73% at March 31, 2003. The ratio of the allowance for loan and lease losses to nonperforming loans was 315.25% at March 31, 2004, compared with 287.62% at December 31, 2003 and 223.00% at March 31, 2003.

     For the three months ended March 31, 2004, the provision for loan and lease losses totaled $2.1 million compared with the $1.9 million provided in the same period in 2003. The increase in the provision for loan and lease losses was driven primarily by an increase in net charge-offs. The provision for loan and lease losses represents the charge against current earnings that is determined by management, through a disciplined credit review process, as the amount needed to maintain an allowance that is sufficient to absorb loan and lease losses inherent in the Company's current loan and lease portfolio.

NET INTEREST INCOME AND NET INTEREST MARGIN

     Net interest income for the three months ended March 31, 2004, increased 3% to $37.1 million from $36.0 million in the same period for 2003. The increase in net interest income was driven primarily by strong loan growth offset somewhat by a decline in net interest margin. Average loans increased 12% during the three months ended March 31, 2004 compared with the same period in 2003, as the Company experienced strong growth from residential real estate and consumer loans during the second half of 2003. The Company's net interest margin declined to 4.10% for the three months ended March 31, 2004 from 4.38% for the same period in 2003. The decline in net interest margin was driven primarily by earning assets repricing downward at a faster rate than interest-bearing liabilities. The Company's net interest margin of 4.10% improved slightly during the three months ended March 31, 2004, compared with the net interest margin of 4.07% for the three months ended December 31, 2003. The slight improvement in net interest margin from the previous linked quarter resulted primarily from deposit pricing adjustments and lower investment security premium amortization during the three months ended March 31, 2004.

NONINTEREST  INCOME

     Noninterest income for the three months ended March 31, 2004, totaled $10.4 million, up $1.7 million or 19%, from the $8.7 million reported in the same period of 2003. Service charges on deposit accounts for the three months ended March 31, 2004, increased $0.4 million or 12% over the same period in 2003, driven primarily by an increase in overdraft fees. Broker/dealer revenue for the three months ended March 31, 2004 increased $0.3 million or 24% over the same period in 2003, due primarily to the Company's initiative to offer financial service products throughout the Bank's branch network which began at the end of 2002. Trust revenue for the three months ended March 31, 2004, increased $0.2 million or 24% over the same period in 2003, primarily from increases in personal agency fees driven by growth in managed accounts and assets under management. Income from bank owned life insurance (BOLI) increased $0.4 million for the three months ended March 31, 2004, over the same period in 2003 resulting from the purchase of $30 million in BOLI in June 2003.

NONINTEREST  EXPENSE

     Total noninterest expense for the three months ended March 31, 2004, increased $1.3 million or 5% compared with the same period in 2003. Salaries and employee benefits for the three months ended March 31, 2004 increased $1.5 million or 11% over the same period in 2003, primarily from increases in salaries, incentive compensation and medical insurance expense. Professional fees and outside services for the three months ended March 31, 2004 increased $0.3 million, primarily from increases in legal and ATM services expense. Offsetting these increases was a decrease in other expense for the three months ended March 31, 2004 of $0.4 million compared with the same period in 2003, due primarily to a $0.4 million write-down for the other-than-temporary impairment of a nonmarketable equity security in 2003.

BALANCE  SHEET

     Total assets were $4.0 billion at March 31, 2004, up $265.0 million from the $3.8 billion at March 31, 2003. Loans and leases were $2.6 billion at March 31, 2004, up 11% from the $2.4 billion at March 31, 2003. Loan growth was driven primarily by consumer loans and residential real estate mortgages, which experienced strong growth during the second half of 2003. Total deposits remained relatively unchanged, totaling $3.0 billion for March 31, 2004 and 2003. The Company's reduction in time deposits from $1.3 billion at March 31, 2003 to $1.1 billion at March 31, 2004, was offset by a $249.1 million or 15% increase in core deposits. Stockholders' equity was $322.3 million, representing a Tier 1 leverage ratio of 6.96%, at March 31, 2004, compared with $291.6 million or a Tier 1 leverage ratio of 6.71%, at March 31, 2003.

DIVIDEND  DECLARED

     The NBT Board of Directors declared a second quarter 2004 cash dividend of $0.19 per share at a meeting held today, representing a $0.02 per share or 12% increase from the cash dividend of $0.17 per share declared during the previous quarter. The dividend will be paid on June 15, 2004, to shareholders of record as of June 1, 2004.

     Mr. Forsythe commented, "This is the first dividend increase since the acquisition of the Pennsylvania banks in 2000 and Central National Bank in 2001. Since that time, we have successfully integrated these acquired companies and delivered consistent earning growth. The value generated from our solid performance is being passed to our stockholders in the form of a dividend increase, which reflects NBT's strong financial performance and solid capital position."

CORPORATE  OVERVIEW

     NBT is a financial services holding company headquartered in Norwich, NY, with total assets of $4.0 billion at March 31, 2004. The Company primarily operates through NBT Bank, N.A., a full-service community bank with three divisions and through a financial services company. NBT Bank, N.A. has 111 locations, including 44 NBT Bank offices and 27 Central National Bank offices in upstate New York and 40 Pennstar Bank offices in northeastern Pennsylvania. NBT also provides financial services products through M. Griffith, Inc. More information about NBT and its banking divisions can be found on the Internet at www.nbtbancorp.com, www.nbtbank.com, www.pennstarbank.com and www.canajocnb.com.
------------------  ---------------  --------------------     -----------------


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                                                                    Page 5 of 10

FORWARD-LOOKING  STATEMENTS

     This news release contains forward-looking statements. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of NBT Bancorp and its subsidiaries and on the information available to management at the time that these statements were made. There are a number of factors, many of which are beyond NBT's control, that could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressures among depository and other financial institutions may increase significantly; (2) revenues may be lower than expected; (3) changes in the interest rate environment may reduce interest margins; (4) general economic conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit; (5) legislative or regulatory changes, including changes in accounting standards and tax laws, may adversely affect the businesses in which NBT is engaged; (6) competitors may have greater financial resources and develop products that enable such competitors to compete more successfully than NBT; and (7) adverse changes may occur in the securities markets or with respect to inflation. Forward-looking statements speak only as of the date they are made. Except as required by law, NBT does not undertake to update forward-looking statements to reflect subsequent circumstances or events.

               FINANCIAL TABLES APPEAR ON FOLLOWING PAGES (6-10).

                                                                                                                Page 6 of 10


                                                         NBT BANCORP INC.
                                                  SELECTED FINANCIAL HIGHLIGHTS
                                                           (unaudited)

                                                                                                       NET          PERCENT
                                                               2004                2003               CHANGE         CHANGE
                                                         -----------------  ------------------  ------------------  --------
                                               (dollars in thousands, except share and per share data)
THREE MONTHS ENDED MARCH 31,
Net Income                                               $         12,371   $          11,566   $             805         7%
Diluted Earnings Per Share                               $           0.37   $            0.35   $            0.02         6%
Weighted Average Diluted
  Common Shares Outstanding                                    33,173,937          32,783,269             390,668         1%
Return on Average Assets                                             1.23%               1.27%              -0.04%       -3%
Return on Average Equity                                            15.73%              16.05%              -0.32%       -2%
Net Interest Margin                                                  4.10%               4.38%              -0.28%       -6%
----------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
ASSET QUALITY                                                 MARCH 31,          DECEMBER 31,        MARCH 31,
                                                                2004                2003               2003
                                                         -----------------  ------------------  ------------------
Nonaccrual Loans                                         $         13,258   $          13,861   $          17,078
90 Days Past Due and Still Accruing                      $            478   $             968   $           1,074
Troubled Debt Restructuring Loans                        $              0   $               0   $             297
Total Nonperforming Loans                                $         13,736   $          14,829   $          18,449
Other Real Estate Owned (OREO)                           $            757   $           1,157   $           2,609
Total Nonperforming Loans and OREO                       $         14,493   $          15,986   $          21,058
Nonperforming Securities                                 $            215   $             395   $             925
Total Nonperforming Assets                               $         14,708   $          16,381   $          21,983
Allowance for Loan and Lease Losses                      $         43,303   $          42,651   $          41,141
Year-to-Date (YTD) Net Charge-Offs                       $          1,472   $           6,627   $             966
Allowance to Loans and Leases                                        1.64%               1.62%               1.73%
Total Nonperforming Loans to Loans and Leases                        0.52%               0.56%               0.78%
Total Nonperforming Assets to Assets                                 0.37%               0.40%               0.59%
Allowance to Nonperforming Loans                                   315.25%             287.62%             223.00%
Annualized Net Charge-Offs to
    YTD Average Loans and Leases                                     0.22%               0.27%               0.17%
----------------------------------------------------------------------------------------------------------------------------

CAPITAL
Equity to Assets                                                     8.02%               7.66%               7.77%
Book Value Per Share                                     $           9.80   $            9.46   $            9.00
Tangible Book Value Per Share                            $           8.29   $            7.94   $            7.50
Tier 1 Leverage Ratio                                                6.96%               6.76%               6.71%
Tier 1 Capital Ratio                                                10.12%               9.96%               9.77%
Total Risk-Based Capital Ratio                                      11.37%              11.21%              11.02%
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
QUARTERLY COMMON STOCK PRICE                                         2004           2003                2002
Quarter End                                               High      Low      High       Low      High       Low
                                                         ------    ------   -------    ------   ------     ------
March 31                                                 $23.00    $21.21   $ 18.60    $16.76   $15.15     $13.15
June 30                                                                      19.94      17.37    19.32      14.00
September 30                                                                 21.76      19.24    18.50      16.36
December 31                                                                  22.78      19.50    18.60      14.76
-------------------------------------------------------------------------------------------------------------------

                                                                                             Page 7 of 10


                                             NBT BANCORP INC.
                                       SELECTED FINANCIAL HIGHLIGHTS
                                                (UNAUDITED)

                                                                                    Net      Percent
                                                            2004        2003       Change     Change
                                                         ----------  ----------  ----------  --------
                                                   (dollars in thousands, except share and per share data)
BALANCE SHEET AS OF MARCH 31,
Loans & Leases                                           $2,646,674  $2,374,079  $ 272,595        11%
Earning Assets                                           $3,729,845  $3,468,637  $ 261,208         8%
Total Assets                                             $4,016,733  $3,751,747  $ 264,986         7%
Deposits                                                 $3,014,616  $2,955,893  $  58,723         2%
Stockholders' Equity                                     $  322,280  $  291,620  $  30,660        11%
-----------------------------------------------------------------------------------------------------

AVERAGE BALANCES
QUARTER ENDED MARCH 31,
Loans & Leases                                           $2,646,114  $2,354,636  $ 291,478        12%
Securities AFS (excluding unrealized gains or losses)    $  964,648  $  977,901   ($13,253)       -1%
Securities HTM                                           $   95,954  $   80,342  $  15,612        19%
Trading Securities                                       $       49  $      195      ($146)      -75%
Regulatory Equity Investment                             $   33,994  $   23,482  $  10,512        45%
Short-Term Interest Bearing Accounts                     $    2,730  $    4,990    ($2,260)      -45%
Total Earning Assets                                     $3,743,489  $3,441,546  $ 301,943         9%
Total Assets                                             $4,032,283  $3,697,543  $ 334,740         9%
Interest Bearing Deposits                                $2,521,446  $2,475,306  $  46,140         2%
Non-Interest Bearing Deposits                            $  468,722  $  430,097  $  38,625         9%
Short-Term Borrowings                                    $  289,616  $   98,499  $ 191,117       194%
Long-Term Borrowings                                     $  369,689  $  345,674  $  24,015         7%
Trust Preferred Debentures                               $   17,019  $        0  $  17,019       100%
Guaranteed preferred beneficial interests in
  Company's junior subordinated debentures               $        0  $   17,000   ($17,000)     -100%
Total Interest Bearing Liabilities                       $3,197,770  $2,919,479  $ 278,291        10%
Stockholders' Equity                                     $  316,064  $  292,543  $  23,521         8%
-----------------------------------------------------------------------------------------------------

                                                                             Page 8 of 10


NBT BANCORP INC. AND SUBSIDIARIES                                 MARCH 31,    March 31,
CONSOLIDATED BALANCE SHEETS                                          2004         2003
-----------------------------------------------------------------------------------------
(in thousands)                                                          (Unaudited)
ASSETS
Cash and due from banks                                          $     98,552  $  123,709
Short term interest bearing accounts                                    4,108       5,907
Trading securities, at fair value                                          49         188
Securities available for sale, at fair value                          977,950   1,008,310
Securities held to maturity (fair value of $92,672 and $84,151         91,205      82,155
at March 31, 2004 and March 31, 2003, respectively)
Federal Reserve and Federal Home Loan Bank stock                       30,648      23,122
Loans and leases                                                    2,646,674   2,374,079
Less allowance for loan and lease losses                               43,303      41,141
=========================================================================================
  Net loans and leases                                              2,603,371   2,332,938
Premises and equipment, net                                            62,426      61,609
Goodwill                                                               47,521      46,121
Intangible assets, net                                                  2,260       2,636
Bank owned life insurance                                              31,200           -
Other assets                                                           67,443      65,052
-----------------------------------------------------------------------------------------
TOTAL ASSETS                                                     $  4,016,733  $3,751,747
=========================================================================================

LIABILITIES, GUARANTEED PREFERRED BENEFICIAL
INTERESTS IN COMPANY'S JUNIOR SUBORDINATE
DEBENTURES AND CAPITAL
Deposits:
 Demand (noninterest bearing)                                    $    464,867  $  449,051
 Savings, NOW, and money market                                     1,482,755   1,249,424
 Time                                                               1,066,994   1,257,418
-----------------------------------------------------------------------------------------
  Total deposits                                                    3,014,616   2,955,893
Short-term borrowings                                                 238,093      95,103
Long-term debt                                                        369,679     345,345
Trust preferred debentures                                             18,720           -
Other liabilities                                                      53,345      46,786
-----------------------------------------------------------------------------------------
  Total liabilities                                                 3,694,453   3,443,127

Guaranteed preferred beneficial interests in
  Company's junior subordinated debentures                                  -      17,000


Total stockholders' equity                                            322,280     291,620
=========================================================================================

TOTAL LIABILITIES, GUARANTEED PREFERRED
BENEFICIAL INTERESTS IN COMPANY'S JUNIOR
SUBORDINATE DEBENTURES AND CAPITAL                               $  4,016,733  $3,751,747
=========================================================================================

                                                                              Page 9 of 10


                                                                    Three months ended
NBT BANCORP INC. AND SUBSIDIARIES                                       March 31,
CONSOLIDATED STATEMENTS OF INCOME                                   2004          2003
------------------------------------------------------------------------------------------
(in thousands, except per share data)                                   (Unaudited)
INTEREST, FEE AND DIVIDEND INCOME:
Loans and leases                                                $     39,894  $     39,615
Securities available for sale                                         10,769        11,805
Securities held to maturity                                              797           889
Other                                                                    267           326
------------------------------------------------------------------------------------------
  Total interest, fee and dividend income                             51,727        52,635
------------------------------------------------------------------------------------------
INTEREST EXPENSE:
Deposits                                                              10,045        12,612
Short-term borrowings                                                    793           289
Long-term debt                                                         3,615         3,705
Trust preferred debentures                                               180             -
------------------------------------------------------------------------------------------
  Total interest expense                                              14,633        16,606
------------------------------------------------------------------------------------------
Net interest income                                                   37,094        36,029
Provision for loan and lease losses                                    2,124         1,940
------------------------------------------------------------------------------------------
Net interest income after provision for loan and lease losses         34,970        34,089
------------------------------------------------------------------------------------------
NONINTEREST INCOME:
Trust                                                                  1,107           892
Service charges on deposit accounts                                    4,037         3,603
Broker/dealer fees                                                     1,731         1,392
Net securities gains (losses)                                              9            27
Bank owned life insurance                                                385             -
Other                                                                  3,174         2,828
------------------------------------------------------------------------------------------
  Total noninterest income                                            10,443         8,742
------------------------------------------------------------------------------------------
NONINTEREST EXPENSE:
Salaries and employee benefits                                        14,113        12,659
Office supplies and postage                                            1,031         1,073
Occupancy                                                              2,598         2,526
Equipment                                                              1,853         1,766
Professional fees and outside services                                 1,632         1,302
Data processing and communications                                     2,692         2,721
Amortization of intangible assets                                         71           162
Loan collection and other real estate owned                              372           280
Capital securities                                                         -           191
Other operating                                                        2,840         3,212
------------------------------------------------------------------------------------------
  Total noninterest expense                                           27,202        25,892
------------------------------------------------------------------------------------------
Income before income taxes                                            18,211        16,939
Income taxes                                                           5,840         5,373
------------------------------------------------------------------------------------------
   NET INCOME                                                   $     12,371  $     11,566
------------------------------------------------------------------------------------------
Earnings Per Share:
    Basic                                                       $       0.38  $       0.36
    Diluted                                                     $       0.37  $       0.35
==========================================================================================

                                                                                              Page 10 of 10


NBT BANCORP INC. AND SUBSIDIARIES                                 1Q       4Q       3Q       2Q       1Q
QUARTERLY CONSOLIDATED STATEMENTS OF INCOME                      2004     2003     2003     2003     2003
-----------------------------------------------------------------------------------------------------------
(in thousands, except per share data)                                           (Unaudited)

INTEREST, FEE AND DIVIDEND INCOME:
Loans and leases                                                $39,894  $40,082  $39,881  $39,540  $39,615
Securities available for sale                                    10,769   11,311    9,871   10,864   11,805
Securities held to maturity                                         797      805      840      857      889
Other                                                               267       84      196      332      326
-----------------------------------------------------------------------------------------------------------
  Total interest, fee and dividend income                        51,727   52,282   50,788   51,593   52,635
-----------------------------------------------------------------------------------------------------------
INTEREST EXPENSE:
Deposits                                                         10,045   10,369   10,920   12,040   12,612
Short-term borrowings                                               793      808      704      370      289
Long-term debt                                                    3,615    3,780    3,586    3,691    3,705
Trust preferred debentures                                          180        -        -        -        -
-----------------------------------------------------------------------------------------------------------
  Total interest expense                                         14,633   14,957   15,210   16,101   16,606
-----------------------------------------------------------------------------------------------------------
Net interest income                                              37,094   37,325   35,578   35,492   36,029
Provision for loan and lease losses                               2,124    3,322    2,436    1,413    1,940
-----------------------------------------------------------------------------------------------------------
Net interest income after provision for loan and lease losses    34,970   34,003   33,142   34,079   34,089
-----------------------------------------------------------------------------------------------------------
NONINTEREST INCOME:
Trust                                                             1,107    1,075      958    1,116      892
Service charges on deposit accounts                               4,037    4,302    4,164    3,764    3,603
Broker/dealer fees                                                1,731    1,964    1,763    1,750    1,392
Net securities gains (losses)                                         9       92       18       38       27
Bank owned life insurance                                           385      403      398       14        -
Other                                                             3,174    2,288    2,672    2,257    2,828
-----------------------------------------------------------------------------------------------------------
  Total noninterest income                                       10,443   10,124    9,973    8,939    8,742
-----------------------------------------------------------------------------------------------------------
NONINTEREST EXPENSE:
Salaries and employee benefits                                   14,113   12,355   12,486   12,060   12,659
Office supplies and postage                                       1,031    1,028    1,104    1,011    1,073
Occupancy                                                         2,598    2,477    2,143    2,182    2,526
Equipment                                                         1,853    2,008    1,909    1,944    1,766
Professional fees and outside services                            1,632    1,470    1,421    1,240    1,302
Data processing and communications                                2,692    2,671    2,640    2,720    2,721
Amortization of intangible assets                                    71      145      158      155      162
Loan collection and other real estate owned                         372      636      448      476      280
Capital securities                                                    -      181      181      179      191
Other operating                                                   2,840    3,823    3,493    3,881    3,212
-----------------------------------------------------------------------------------------------------------
  Total noninterest expense                                      27,202   26,794   25,983   25,848   25,892
-----------------------------------------------------------------------------------------------------------
Income before income taxes                                       18,211   17,333   17,132   17,170   16,939
Income taxes                                                      5,840    5,451    5,284    5,362    5,373
-----------------------------------------------------------------------------------------------------------
   NET INCOME                                                   $12,371  $11,882  $11,848  $11,808  $11,566
===========================================================================================================
Earnings per share:
   Basic                                                        $  0.38  $  0.36  $  0.36  $  0.36  $  0.36
   Diluted                                                      $  0.37  $  0.36  $  0.36  $  0.36  $  0.35
===========================================================================================================


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